                                                                Exhibit 10.38(g)


                          SEVENTH AMENDMENT AGREEMENT
                          ---------------------------


     AGREEMENT, dated as of July 14, 2000, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, the "Subsidiaries" signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                  Background
                                  ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Amended and Restated Credit Agreement dated as of November 7, 1997, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
 ----------------

     B. Borrower, through its wholly-owned subsidiary, Butler Telecom, Inc. ("Telecom"), indirectly made the following Permitted Acquisition (the "Adriatic
  -------                                                              --------
Acquisition"):
-----------

          Pursuant to the Asset Purchase Agreement (the "Adriatic Purchase
                                                         -----------------
Agreement") dated as of February 28, 1998, among Telecom, Argos Adriatic
---------
Corporation ("Adriatic"), Shashi Mahendru ("Mr. Mahendru") and Vinod Wadhawan
              --------                      ------------
("Mr. Wadhawan"), Telecom purchased certain assets used in Adriatic's business.
  ------------
Pursuant to the separate Employment Agreements dated as of February 28, 1998, between Telecom and each of Mr. Mahendru (the "Mahendru Employment Agreement")
                                               -----------------------------
and Mr. Wadhawan (the "Wadhawan Employment Agreement"), Telecom agreed to employ
                       -----------------------------
Messrs. Mahendru and Wadhawan in Butler Technology Solutions, a division of Telecom. Under the terms of the Adriatic Purchase Agreement, Adriatic and Messrs. Mahendru and Wadhawan agreed to refrain from certain activities and Telecom agreed to pay certain amounts based on the future performance of the acquired assets of Adriatic, as more fully set forth in the Adriatic Purchase Agreement. Pursuant to the Settlement Agreement dated March 31, 1999, among Adriatic, Mr. Mahendru and Mr. Wadhawan, as modified by the Agreement dated May 1999 (and executed on July 14, 1999), as further modified by the Separation Agreement dated January 24, 2000 (the "Adriatic Settlement Agreement"), the
                                       -----------------------------
parties agreed to terminate the employment relationship evidenced by the Mahendru Employment Agreement and the Wadhawan Employment Agreement and accelerate certain payments and extinguish certain obligations under the Adriatic Purchase Agreement and Telecom agreed to pay to Adriatic which, in retrospect, was the amount of $________ (the "Adriatic Settlement Amount"), and
                                              --------------------------
Adriatic assigned to Mr. Wadhawan its rights to receive such amount, all as more fully set forth in the Adriatic Settlement Agreement.

     C. The Borrower has requested that the Lender consent to payment of the Adriatic Settlement Amount and allow the Adriatic Settlement Amount to be included within the amount of the Acquisition Loan Advance made by Lender to Borrower in connection with the Adriatic Acquisition and modify the amortization schedule of the Acquisition Loan Advance made in connection with the Adriatic Acquisition to include the Adriatic Settlement Amount.

     D. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   Agreement
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

          1.   Modifications.  Notwithstanding anything to the contrary
               -------------
contained in the Credit Agreement and the other Loan Documents, the Lender hereby

(a) consents to the payment by the Borrower (or Telecom) of the Adriatic Settlement Amount as set forth in the Adriatic Settlement Agreement, (b) agrees that the Adriatic Settlement Amount shall be added to the amount of the Acquisition Loan Advance extended by the Lender in connection with the Adriatic Acquisition, and (c) agrees that the Borrower shall, subsequent to the date hereof, repay the principal amount of such Acquisition Loan Advance, as increased by the amount of the Adriatic Settlement Amount as follows:

                          Payment Date                             Amount
                          ------------                             ------

          (i)  The first day of each Fiscal Quarter
               commencing October 1, 2000, through
               and including April 1, 2002                       $  215,168

          (ii) July 1, 2002                                      $2,687,354

          2.   Acknowledgment of Debt.  The Borrower acknowledges that after
               ----------------------
giving effect to the payment of the Adriatic Settlement Amount, the balance of the Acquisition Loan Advance in respect of the Adriatic Acquisition is, as of the date of this Agreement, $4,193,529 and the Borrower agrees to repay the outstanding principal amount of such Acquisition Loan Advance in accordance with
Section 1 above.
---------

          3.   Conditions Precedent. The Lender's obligations under this
               --------------------
Agreement are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

               (a)  Amendment Agreement.  This Agreement duly executed by the
                    -------------------
parties hereto; and

               (b)  Other.  Such other agreements and instruments as the Lender
                    -----
shall require.

          4.   Reaffirmation By Borrower.  The Borrower acknowledges and agrees,
               -------------------------
and reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated on or about November 7, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

          5.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges
               ---------------------------
that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the Obligations, as modified herein.

          6.   Reaffirmation of Collateral.  The Borrower and each of the
               ---------------------------
Guarantors reaffirms the liens, security interests and pledges granted pursuant to the Loan Documents to secure the obligations of each thereunder.

          7.   Other Representations By Borrower and Guarantors.  The Borrower
               ------------------------------------------------
and each Guarantor represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and each Guarantor in accordance with the terms thereof. The Borrower and each Guarantor represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and each Guarantor hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Loan Documents.

          8.   No Waiver By Lender.  The Borrower and each Guarantor
               -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

     The parties have executed this Agreement as of the date first above written.

                                   Borrower:
                                   --------

                                   BUTLER SERVICE GROUP, INC.


                                   By___________________________________________
                                              Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance


                                   Parent:
                                   ------

                                   BUTLER INTERNATIONAL, INC.


                                   By___________________________________________
                                              Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance


                                   Subsidiaries:
                                   ------------

                                   BUTLER TECHNOLOGY SOLUTIONS, INC.


                                   By___________________________________________
                                      Name:  Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                   BUTLER TELECOM, INC.


                                   By___________________________________________
                                      Name:  Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                   BUTLER SERVICES, INC.


                                   By___________________________________________
                                      Name:  Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                   BUTLER UTILITY SERVICE, INC.


                                   By___________________________________________
                                      Name:  Michael C. Hellriegel
                                      Title: Senior Vice President and Chief
                                             Financial Officer


                                   Lender:
                                   ------

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By___________________________________________
                                      Name:
                                      Title: Duly Authorized Signatory